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                        TRUSTEE'S DISTRIBUTION STATEMENT

   THE                            TO THE HOLDERS OF:                98-NSC-1
BANK OF                           The Bank of New York, as Trustee under the
   NEW                            Lehman Bros. Lehman Corporate Bond Backed
  YORK                            Certificates Class A2
                                         CUSIP NUMBER: 219-87H-AN5

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
in accordance with the Standard Terms and Conditions of Trust,
The Bank of New York, as trustee submits the following cash basis
statement for the period ending :                                                                                  NOVEMBER 15,2002

INTEREST ACCOUNT
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
Balance as of         May 15,2002                                                                                              $0.00
      Schedule Income received on securities...............................................                              $987,500.00
      Unscheduled Income received on securities............................................                                    $0.00
      Schedule Interest received from Swap Counterparty....................................                                    $0.00
      Unscheduled Interest received from Swap Counterparty.................................                                    $0.00
      Interest Received on sale of Securties...............................................                                    $0.00
LESS:
      Distribution to Beneficial Holders................................................... $619,222.00
      Distribution to Swap Counterparty....................................................       $0.00
      Trustee Fees.........................................................................   $2,250.00
      Fees allocated for third party expenses..............................................     $750.00
Balance as of         November 15,2002                                                         Subtotal                  $365,278.00

PRINCIPAL ACCOUNT
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
Balance as of         May 15,2002                                                                                              $0.00
      Scheduled Principal payment received on securities...................................                                    $0.00
      Principal received on sale of securities.............................................                                    $0.00
LESS:
      Distribution to Beneficial Holders................................................... $365,278.00
      Distribution to Swap Counterparty....................................................       $0.00
Balance as of         November 15,2002                                                          Subtotal                 $365,278.00
                                                                                                 Balance                       $0.00
                       UNDERLYING SECURITIES HELD AS OF:                                November 15,2002
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Principal                                           Title of Security
Amount                                              -----------------
-----                                         NORFOLK SOUTHERN CORPORATION
25,000,000                                    CUSIP# : 655-844-AK4